EXHIBIT  10.4

                                 PURCHASE  ORDER

BALLY                                             ------------------------------
TOTAL     BALLY TOTAL FITNESS CORPORATION         THIS NUMBER MUST APPEAR ON ALL
FITNESS   CORPORATE  PURCHASING                        DOCUMENTS  AND  PACKAGES
                                                  ------------------------------
          8700  WEST  BRYN  MAWR  AVENUE              P.O.   28129
          CHICAGO,  IL  60631
                                                  ------------------------------
          (773)  380-3000                          DATE  02/10/03         PAGE 3
                                                  ------------------------------
          FAX  (773)  399-1429

      087463                       0002
SELLER  RAPIDTRON           SHIP  TO:  BALLY TOTAL FITNESS            ORDER TYPE
        3151  AIRWAY  AVE     CLUB:  BLANKET  PURCHASE  ORDER
        BLDG  Q
        COSTA  MESA      CA  92626
        Contact:  949-798-0652

DATE REQUIRED  SEE BELOW   SHIP VIA  SEE BELOW      FOB DELIVERED   TERMS NET 60
------------------------
|SELLER  ACKNOWLEDGEMENT|
|                      |
|---------------------  |
|                      |
------------------------
--------------------------------------------------------------------------------
PART  NO.  &  DESCRIPTION     QTY     REC     B/O     PRICE     PER     AMOUNT
-------------------------------------------------------------------------------
MANUAL.


RAPIDTRON WILL PROVIDE TO BALLY TOTAL FITNESS ALL NECESSARY DOCUMENTATION REQUIRED TO DEVELOP A BALLY TOTAL FITNESS INSTALLATION MANUAL.

RAPIDTRON WILL DEVELOP ALL NECESSARY SOFTWARE REQUIRED FOR THE OPERATION OF THE RAPIDTRON TURNSTILE TO INTERACT WITH THE BALLY TOTAL FITNESS CMS SYSTEM IN A MANNER THAT IS DEEMED ACCEPTABLE TO BALLY TOTAL FITNESS.

BALLY TOTAL FITNESS WILL NOT BE RESPONSIBLE FOR ANY SOFTWARE DEVELOPMENT OR 800 NUMBER INSTALLATION COSTS.

BALLY TOTAL FITNESS WILL OWN RIGHTS TO ANY SOURCE CODE USED FOR CMS/RAPIDTRON INTEGRATION AND OR OPERATION

BALLY TOTAL FITNESS WILL HAVE NO OBLIGATION TO PURCHASE THE RAPIDTRON TURNSTILE SYSTEM UNTIL BALLY TOTAL FITNESS HAS APPROVED IN WRITING TO RAPIDTRON ACCEPTANCE OF THE SYSTEM OPERATION AND INTEGRATION WITH CMS.

                            TAXABLE AMOUNT 300,237.50
                                 TAX AMOUNT 0.00
                            FREIGHT TOTAL AMOUNT 0.00
                               TOTAL - 300,237.50

REQUESTED  BY:  SUZANNE  ACKERMAN  RECEIVED  BY:
                                      DATE:

INSTRUCTION  TO  SUPPLIERS:

1. This order is subject to the instructions listed above and the terms and conditions


     printed  on  the  reverse  side  hereof.          /s/  Suzanne  Ackerman
                                                  ------------------------------
                                                       AUTHORIZED  SIGNATURE
     We  reserve  the  right  to  cancel  is  not  filled  as  specified.
2.   SELLER  MUST  SIGN  THE  ACKNOWLEDGEMENT  COPY  OF  THIS
     PURCHASE  ORDER  AND  RETURN  IT  TO  US  IMMEDIATELY.
3.   Packing  list  must  accompany  all  deliveries.
4. Order number must appear on all invoices, bills of lading, correspondence, and packing list.
                                           /s/  Laurie  M. Odf           3/13/03
                                           -------------------------------------
                                                   AUTHORIZED  SIGNATURE
                                           EXECUTIVE APPROVAL ($1000.00 OR MORE)
5.   Mark  each  shipping  container  to  show  item  code,
     description  of  contents,  purchase  order  number,
     and  quantity.
6.   Invoice  must  be  in  our  hands  no  later  than  5  days after  shipment.
7.   Bill  of  lading  must  accompany  all  invoices.
8.   Please  advise  us  immediately  if  delivery  cannot  be
     made  as  requested.


         SELLER - WHITE ACKNOWLEDGEMENT - GREEN ACCOUNTS PAYABLE - PINK
                         RECEIVING - YELLOW BUYER - BLUE